UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 27, 2019

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53723	30-0791746
(State or other jurisdiction of incorporation)	(Commission File #)	(IRS Employer Identification Number)

555 Madison Avenue, 5th Floor

New York, NY

(Address of principal executive office)

Tel: (917) 796-9926

(Registrant’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TAUG	OTCQB

ITEM 1.02 Termination of a Material Definitive Agreement

On May 29, 2019, Tauriga Sciences, Inc. (OTCQB stock symbol: TAUG, the “Company”) and Alternative Strategy Partners PTE Ltd. (“ASP”) consummated the retirement of that certain $180,000 face value non-convertible bridge loan agreement (“ASP Loan Agreement”), which had been entered into by the Company and ASP on September 23, 2015. As disclosed on the Company’s most recent quarterly report on Form 10-Q (filed January 21, 2019), the ASP Loan Agreement matured in December 2015 and carried a liability (principal and accrued interest) on the Company’s books of $113,468, which is now fully extinguished. The Company is not paying any cash, not issuing any shares of Tauriga Sciences’ common stock, and not issuing any warrants in connection with the termination of the ASP Loan Agreement.

Accordingly, this $113,468 liability has been removed from the Company’s balance sheet; this will be reflected within the Company’s Quarterly SEC Filing for its 1st Fiscal Quarter of 2020 (Period: April 1, 2019 – June 30, 2019).

By way of background, under the terms of the ASP Loan Agreement, $90,000 (of the 180,000 principal loan) was to be wired by ASP directly to Eishin Co., Ltd. (“Eishin”), a Japanese based consumer product firm, in exchange for an equity stake in Eishin by the Company; however, the remaining $90,000 was never documented or evidenced as being sent, and the Company never received any shares of common or other class of stock in Eishin, which formed the basis of the Company’s disputed balance with ASP.

In settlement of the aggregate sums claimed to be owed by ASP under the ASP Loan Agreement, the Company agreed to transfer and assign to ASP all right, title and interest it has or may have in securities of Eishin, and to do all things necessary to effect such transfer and assignment under Japanese law upon ASP’s written request, which shall be at ASP’s sole reasonable expense. As a result, the Company and ASP agreed and acknowledged that they shall have no debt, liability or any obligation between them and that the ASP Loan Agreement is immediately retired (except with respect to the assignment and transfer of the Eishin shares noted above).

Item 7.01 Regulation FD Disclosure.

The Company has begun utilizing a new corporate presentation, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall Exhibit 99.1 filed herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description

99.1	Corporate Presentation, dated May 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2019

TAURIGA SCIENCES, INC.

By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer